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                                 POWER OF ATTORNEY


     The undersigned, a Director of Ceridian Corporation (the "Company"), a Delaware corporation, does hereby make, nominate and appoint GARY M. NELSON and JOHN R. EICKHOFF, and each of them, to be my attorney-in-fact for three months from the date hereof, with full power and authority to execute for and on behalf of the undersigned the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; provided that such Form 10-K is first reviewed by the Audit Committee of the Board of Directors of the Company and by my attorney-in-fact, and his name, when thus signed, shall have the same force and effect as though I had manually signed such Form 10-K.

     I have signed this Power of Attorney as of February 3, 1999.


                                         /s/ Bruce R. Bond
                                         -------------------------
                                         Bruce R. Bond

                                         /s/ Nicholas D. Chabraja
                                         -------------------------
                                         Nicholas D. Chabraja

                                         /s/ Ruth M. Davis
                                         -------------------------
                                         Ruth M. Davis

                                         /s/ Robert H. Ewald
                                         -------------------------
                                         Robert H. Ewald

                                         /s/ Richard G. Lareau
                                         -------------------------
                                         Richard G. Lareau

                                         /s/ Ronald T. LeMay
                                         -------------------------
                                         Ronald T. LeMay

                                         /s/ George R. Lewis
                                         -------------------------
                                         George R. Lewis

                                         /s/ Ronald A. Matricaria
                                         -------------------------
                                         Ronald A. Matricaria

                                         /s/ Lawrence Perlman
                                         -------------------------
                                         Lawrence Perlman

                                         /s/ Ronald L. Turner
                                         -------------------------
                                         Ronald L. Turner

                                         /s/ Carole J. Uhrich
                                         -------------------------
                                         Carole J. Uhrich

                                         /s/ Paul S. Walsh
                                         -------------------------
                                         Paul S. Walsh